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                               SUPPLEMENT TO THE

                         SCHWAB MARKETTRACK(TM) GROWTH
                                  PORTFOLIO II

                            SCHWAB S&P 500 PORTFOLIO

                                   PROSPECTUS

                        DATED APRIL 30, 1998 AS AMENDED
                                DECEMBER 4, 1998

The section of the Schwab MarketTrack Growth Portfolio II ("Growth Fund") Prospectus titled "International Stocks" is amended to include the following information.

Certain European countries plan to convert to a common "euro" currency beginning January 1, 1999. The value of securities of issuers in those countries may be adversely affected by the conversion as a result of greater fluctuations in currency exchange rates, investor expectations leading up to the conversion and other factors.

Although the Investment Manager is taking steps to minimize the risk that the Fund's operations will be affected, it is not possible to identify or eliminate all risk related to the conversion that may affect the smooth operations of the Fund or its performance.

Please read the Statement of Additional Information dated April 30, 1998, as amended December 4, 1998, for more details.
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                  SUPPLEMENT TO THE SCHWAB ANNUITY PORTFOLIOS

                      STATEMENT OF ADDITIONAL INFORMATION

                DATED APRIL 30, 1998 AS AMENDED DECEMBER 4, 1998

The section titled "Foreign Investments" is amended to read as follows.

In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist as a result of the upcoming conversion of the eleven of the fifteen Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union (EMU). Exchange rates between the U.S. dollar and the local currencies involved in the conversion may become more volatile as the conversion date of January 1, 1999 approaches. There also may be increased volatility in the exchange rates for currencies of other European countries. After January 3, 1999, the euro will be the official currency of the EMU, the rate of exchange will have been set between the euro and the local currency of each converting country and the European Central Bank, all national central banks and all stock exchanges and depositories will price, trade and settle in euro even if the securities traded are not denominated in euro. Issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It also is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift away from European countries, thereby making the European market less liquid. All of these factors could affect the value of the Growth Fund's investments.

The Investment Manager is working with the Growth Fund's service providers, such as the custodian and fund accountant, to ensure that the Growth Fund continues to operate smoothly after the conversion. However, it is not possible to know precisely what affect the conversion will have on the Growth Fund or the ability of its service providers to provide uninterrupted service. For example, each security transaction that requires converting to euro may involve rounding that could affect the value of the security converted. As a result of the Growth Fund's and its service providers' reliance on computer systems, certain system changes may be implemented in order to accommodate the change in currency. While the Investment Manager is taking steps to minimize the impact of the conversion on the Growth Fund, it is not possible to eliminate the risk that the Growth Fund may be affected.